                                                                   EXHIBIT 99(a)

P                           TEXAS UTILITIES COMPANY
R                                  ENERGY PLAZA
O                               1601 Bryan Street
X                            Dallas, Texas 75201-3411
Y

          This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints J.S. Farrington and Erle Nye, and each of them, Proxies with power to appoint a substitute, and hereby authorizes them to represent and to vote all shares of common stock of Texas Utilities Company held of record by the undersigned on September 17, 1996 at the special meeting of shareholders of the Company to be held in the Grand Ballroom of the Harvey Hotel/Downtown, Live Oak and Olive Streets, Dallas, Texas, on Friday, November 15, 1996, and at any adjournments or postponements thereof, and to vote, as directed on the reverse side of this card, on the Agreement and Plan of Merger ("Plan of Merger") described in the accompanying Joint Proxy Statement/Prospectus and, in their discretion, upon all such other matters incident to the conduct of said meeting as may properly come before said meeting or any adjournments or postponements thereof.

            (Continued, and to be signed and dated, on reverse side)









This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the Plan of Merger.
                                                         Please   mark   your
                                                         votes as indicated in
                                                         this example. [X]



- --------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the Plan of Merger.
                                        FOR         AGAINST        ABSTAIN

          Approval of Plan of Merger    [_]           [_]            [_]




- --------------------------------------------------------------------------------





                                                NOTE: Please sign names exactly
                                                as printed hereon. Joint owners
                                                should each sign. In signing as
                                                attorney, administrator,
                                                executor, guardian, officer,
                                                partner or trustee, please give
                                                full title as such. Receipt is
                                                acknowledged of the notice of
                                                meeting and joint proxy
                                                statement/prospectus.

Signature(s)                                     Date
            ----------------------------------       -------------------------

                             EMPLOYEES' THRIFT PLAN
                     OF THE TEXAS UTILITIES COMPANY SYSTEM
                                     PROXY
                        SPECIAL MEETING OF SHAREHOLDERS


     PARTICIPANTS IN THE EMPLOYEES' THRIFT PLAN OF THE TEXAS UTILITIES COMPANY SYSTEM MAY VOTE THE SHARES OF COMMON STOCK HELD IN THEIR PLAN ACCOUNTS AT THE SPECIAL MEETING OF SHAREHOLDERS OF TEXAS UTILITIES COMPANY BY USING THIS CONFIDENTIAL VOTING INSTRUCTION CARD TO GIVE VOTING INSTRUCTIONS TO THE TRUSTEE FOR SUCH PLAN, MELLON BANK N.A., PRIOR TO 5:00 PM (NEW YORK
     TIME) ON NOVEMBER 7, 1996. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE. IF THIS CARD IS NOT TIMELY RECEIVED BY THE TRUSTEE, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED BY THE TRUSTEE IN THE SAME PERCENTAGE AS SHARES HELD BY PARTICIPANTS FOR WHICH THE TRUSTEE HAS RECEIVED TIMELY VOTING INSTRUCTIONS.

     The undersigned hereby instructs the trustee to execute the proxy solicited on behalf of the Board of Directors of Texas Utilities Company for the special meeting of shareholders of Texas Utilities Company to be held in the Grand Ballroom of the Harvey Hotel/Downtown, Live Oak and Olive Streets, Dallas, Texas, on Friday, November 15, 1996, and at any adjournments or postponements thereof, and to authorize the Proxies named therein to vote, as directed on the reverse side of this card, on the Agreement and Plan of Merger ("Plan of Merger") described in the accompanying Joint Proxy Statement/Prospectus and, in their discretion, upon all such other matters incident to the conduct of said meeting as may properly come before said meeting or any adjournments or postponements thereof.

            (Continued, and to be signed and dated, on reverse side)



This card when properly executed will instruct the trustee to vote in the manner directed herein.
The execution and return of this card, with no direction given, will constitute instructions to vote FOR the Plan of Merger.

                                                     Please   mark    your
                                                     votes as indicated in
                                                     this example.  [X]

- -------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the Plan of Merger.
                                        FOR          AGAINST         ABSTAIN

     Approval of Plan of Merger         [_]            [_]             [_]



- -------------------------------------------------------------------------------



                                                 NOTE: Please sign names exactly
                                                 as printed hereon. In signing
                                                 as administrator, executor or
                                                 guardian, please give full
                                                 title as such. Receipt is
                                                 acknowledged of the notice of
                                                 meeting and joint proxy
                                                 statement/prospectus.

Signature(s)                                      Date
            ----------------------------------        --------------------------